UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884		98-0081645

(Commission File Number)		(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida		33132

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

     On June 2, 2006, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Calls Lyons For Redemption And Enters Into Stock Repurchase Agreement.” A copy of this press release is furnished as Exhibit 99.1 to this report. Also on June 2, 2006, Royal Caribbean Cruises Ltd. notified the holders of the redemption of its Liquid Yield Option Notes due 2021 (“LYONs”). A copy of this notice is furnished as Exhibit 99.2 to this report.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release “Royal Caribbean Calls Lyons For Redemption And Enters Into Stock Repurchase Agreement” dated June 2, 2006 (furnished pursuant to Item 7.01).
Exhibit 99.2 – LYONs redempton notice dated June 2, 2006 (furnished pursuant to Item 7.01).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 2, 2006	By:	/s/ Luis E. Leon

			Name:	Luis E. Leon
			Title:	Executive Vice President and Chief Financial Officer